Exhibit 99.(10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-142592 of BlackRock Funds II Lifecycle Prepared Portfolios on Form N-1A of our report on the financial statements and financial highlights of BlackRock Funds II Lifecycle Prepared Portfolios dated December 20, 2007, appearing in the 2007 Annual Report of BlackRock Funds II Prepared Portfolios on Form N-CSR, relating to the Prepared Portfolio 2010, Prepared Portfolio 2015, Prepared Portfolio 2020, Prepared Portfolio 2025, Prepared Portfolio 2030, Prepared Portfolio 2035, Prepared Portfolio 2040, Prepared Portfolio 2045, and Prepared Portfolio 2050 Portfolios, for the year ended October 31, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Costa Mesa, California

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-142592 of BlackRock Funds II Taxable Bond Portfolios on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds II Taxable Bond Portfolios on Form N-CSR, relating to the Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond II, Total Return II, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-142592 of BlackRock Funds II Municipal Bond Portfolios on Form N-1A of our report on the financial statements and financial highlights of BlackRock Funds II Municipal Bond Portfolios dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds II Municipal Bond Portfolios on Form N-CSR, relating to the AMT-Free Municipal Bond, Ohio Municipal Bond, Delaware Municipal Bond, and Kentucky Municipal Bond Portfolios, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-142592 of BlackRock Funds II Strategic Portfolio I on Form N-1A of our report dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds Strategic Portfolio I on Form N-CSR, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-142592 of BlackRock Funds II Prepared Portfolios on Form N-1A of our report on the financial statements and financial highlights of BlackRock Funds II Prepared Portfolios dated November 28, 2007, appearing in the 2007 Annual Report of BlackRock Funds II Prepared Portfolios on Form N-CSR, relating to the Conservative Prepared, Moderate Prepared, Growth Prepared, and Aggressive Growth Prepared Portfolios, for the year ended September 30, 2007.  We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

January 28, 2008